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                                                                   Exhibit 10.12

                        RESTRICTED STOCK AWARD AGREEMENT
                       HELMERICH & PAYNE, INC. 1996 STOCK
                                 INCENTIVE PLAN


         THIS RESTRICTED STOCK AWARD AGREEMENT (the "Agreement") entered into as of the _____ day of ___________, 19__, by and between Helmerich & Payne, Inc. (the "Company"), and _______________, an individual (the "Participant");

                              W I T N E S S E T H:

         WHEREAS, the Participant is a key employee employed by the Company; and

         WHEREAS, the Company desires to encourage the Participant to remain in the employ of the Company in the future; and

         WHEREAS, in consideration of future services to be rendered by the Participant to the Company, the Company desires to provide the Participant the opportunity to acquire additional shares of Common Stock of the Company in exchange for the Participant performing future services for the Company.

         NOW, THEREFORE, BE IT RESOLVED, the Participant and the Company agree as follows:

         1. The Plan. A copy of the Helmerich & Payne, Inc. 1996 Stock Incentive Plan (the "Plan") is attached hereto as Exhibit "A", and such Plan is hereby incorporated herein by reference and made a part hereof for all purposes, and when taken with this Agreement shall govern the rights of the Participant and the Company with respect to the Award. All capitalized terms shall have the same meaning as contained in the Plan unless stated to the contrary herein.

         2. Grant of Award. The Company hereby grants to the Participant a Restricted Stock Award (the "Award") of ____________ (______) shares of Company Common Stock (the "Restricted Shares") on the terms and conditions set forth herein and in the Plan.
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         3.      Terms of Award.

                 (a) Vesting and Release of Restricted Shares. Certificates representing the Restricted Shares subject to the Award will be issued in the name of the Participant and will be delivered to the Secretary of the Company as escrow agent (the "Agent"). Subject to the terms of this Agreement, the Plan and any agreement entered into with the Agent, the Participant shall be deemed vested and entitled to receive the following number of the Restricted Shares within the Award within a reasonable length of time after the expiration of the following vesting dates (the "Vesting Dates") described in Subsection (b) below.

                 (b) Vesting Dates. If the Participant shall have been continuously in the employment of the Company or one of its Subsidiaries for a period of three years from the date of grant of the Award, the Company shall deliver to the Participant on or about the third anniversary thereof a certificate, registered in the name of the Participant and free of Restrictions hereunder, representing one-third ( 1/3) of the total number of Restricted Shares granted to the Participant pursuant to this Agreement. Similarly, if the Participant shall be so continuously employed on each of the fourth and fifth anniversaries thereof, the Company, on or about each such anniversary shall deliver additional certificates representing one-third ( 1/3) of the total number of such Restricted Shares.

         The following sets forth the vesting schedule described hereinabove:

                                                             Number of Shares of
                                                            Stock Within an Award
                   Vesting Date                               To Be Distributed
                   ------------                             ---------------------
                 ----------------                               ------------
                 ----------------                               ------------
                 ----------------                               ------------
                          Total
                                                                ============

         No payment shall be required from the Participant in connection with any delivery to the Participant of Restricted Shares hereunder other than the payment of income tax withholding and other employment taxes that may be due with respect to the issuance or delivery of such shares.





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                 (c)      Voting and Dividends.  Participant shall have the
right to vote and receive dividends upon the unvested Restricted Shares held by the Agent. If dividends or other distributions are paid in shares of Common Stock, all such shares shall be subject to the same restrictions on transferability as the Restricted Shares. Participant shall forfeit the right to vote and receive dividends upon any of the Restricted Shares at the time such shares are forfeited under the Plan.

                 (d) Delivery of Restricted or Forfeited Shares. As promptly as is reasonable following such time as the Restrictions shall expire, the Company will deliver to the Participant (including a beneficiary, estate or designated representative, if appropriate) a certificate or certificates for the Restricted Shares for which the Restrictions have expired; and, such Restricted Shares delivered to the Participant (or beneficiary, estate or designated representative) shall no longer be subject to any restrictions and he shall enjoy all rights and privileges of a stockholder as to such shares.
At such time as the Restricted Shares shall be forfeited, the forfeited shares shall be returned to the Company to be held as treasury shares or to be canceled as the Company shall at any time determine. The Participant shall have no rights and privileges as a stockholder or otherwise as to the forfeited shares.

         4. Delivery by the Agent. As promptly as is practicable after the expiration of the appropriate Vesting Dates specified in Subsection 3(b) above, the Agent will deliver to the Participant a certificate evidencing the number of Restricted Shares to which he is entitled. Such certificate shall be issued in the Participant's name.

         5. Nontransferability of Award. With respect to unvested Restricted Shares held by the Agent, the Participant, for whose benefit such shares are held, shall not have the right to sell, assign, transfer, convey, dispose, pledge, hypothecate, burden, encumber or charge such unvested Restricted Shares or any interest therein in any manner whatsoever.

         6. Notices. All notices or other communications relating to the Plan and this Agreement as it relates to the Participant shall be in writing and shall be mailed (U.S. Mail) by the Company to the Participant at the following address: ____________________________________________________





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or such other address as the Participant may advise the Company in writing.

         7. Restrictive Legend. The Participant acknowledges that the certificate representing the Restricted Shares shall bear the following legend:

                        "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED STOCK, HAVE BEEN ISSUED PURSUANT TO THE HELMERICH & PAYNE, INC. 1996 STOCK INCENTIVE PLAN (THE 'PLAN'), ARE SUBJECT TO THE TERMS AND PROVISIONS OF THE PLAN, AND BEAR THE RESTRICTIONS ON ALIENATION SET FORTH IN THE PLAN, AND ARE FURTHER SUBJECT TO THE TERMS AND PROVISIONS OF THE APPLICABLE RESTRICTED STOCK AWARD AGREEMENT BETWEEN HELMERICH & PAYNE, INC. AND THE PARTICIPANT. COPIES OF THE PLAN MAY BE OBTAINED FROM THE OFFICE OF THE SECRETARY OF THE COMPANY."

The Participant acknowledges and agrees that violation of the foregoing restrictive legend shall result in immediate forfeiture of all Restricted Shares.

         8. Other Restrictions on Transferability. The Participant acknowledges that the holding and transfer of all Restricted Shares received by the Participant will be subject to all applicable state and federal securities laws.

         9. Stock Powers and the Beneficiary. The Participant hereby agrees to execute and deliver to the Secretary of the Company a stock power (endorsed in blank) covering his Award and authorizes the Secretary of the Company to deliver to the Company any and all Restricted Shares that are forfeited under the provisions of the





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Plan.  The Participant designates his spouse as the beneficiary under this
Agreement, and if the Participant has no spouse, then, the Participant's estate shall be the designated beneficiary of the Participant.

         10. Change of Control. Upon the occurrence of a Change of Control Event as defined in the Plan, all restrictions upon the Restricted Shares subject to this Agreement shall be immediately and automatically vested without further action of the Company or the Participant.

         11. Further Assurances. The Participant hereby agrees to execute and deliver all such instruments and take all such action as the Company may from time to time reasonably request, including, but not limited to, acknowledging the forfeiture of the Restricted Shares in accordance with the Plan, in order to fully effectuate the purposes of this Agreement.

         12. Binding Effect and Governing Law. This Agreement shall be (i) binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns except as may be limited by the Plan and (ii) governed and construed under the laws of the State of Oklahoma.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

"COMPANY"                                     HELMERICH & PAYNE, INC., a
                                              Delaware corporation


                                              By
                                                --------------------------------
                                                 Hans Helmerich
                                                 President



"PARTICIPANT"
                                              ----------------------------------

                                              ---------------





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